UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 3, 2004

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)

      STATE OF NEVADA                 000-16741               94-1667468
      (State or other         (Commission File Number)       (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

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Item 5.     Other Exhibits

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

            Exhibit 99.1 Press Release dated May 3, 2004 regarding the
                         Registrant's completion of the redemption of its 11 1/4% Senior Note Due 2007.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On May 3, 2004, Comstock Resources, Inc. ("Comstock") announced that it had completed the repurchase of its remaining 11 1/4% Senior Notes due 2007. A copy of the press release announcing Comstock's repurchase is attached hereto as
Exhibit 99.1.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  COMSTOCK RESOURCES, INC.

Dated: May 3, 2004                By: /s/ M. Jay Allison
                                      -------------------------------------
                                      M. Jay Allison
                                      President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Item Number  Description
-----------  -----------
99.1 Press Release dated May 3, 2004 regarding the Registrant's completion of the repurchase of its 11 1/4% Senior Notes due 2007.

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